SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 15, 2004

(Date of earliest event reported)

FLOW INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	0-12448	91-1104842
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23500 - 64th Avenue South, Kent, Washington 98032

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:

(253) 850-3500

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

Flow International Corporation issued a press release announcing that it does not intend to file a Form 12b-25 notification of delayed filing with the Securities and Exchange Commission for its quarterly report on Form 10-Q for the fiscal 2005 second quarter ended October 31, 2004, as previously announced, and that as soon as practicable after work on its previously announced review and reconciliation of certain historical inter-Company transactions has been completed, it intends to file an amended Form 10-K/A for the fiscal year ended April 30, 2004, to be followed by its Form 10-Qs for the fiscal 2005 first quarter and then the second quarter. .

ITEM 9.01. Exhibits

(c) Exhibits

99.1    Press release dated December 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2004	FLOW INTERNATIONAL CORPORATION

	By:	/s/ Stephen D. Reichenbach
Stephen D. Reichenbach
Chief Financial Officer